SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549


                          _________________


                              FORM 8-K


                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  February 15, 2000



                         Rollins Truck Leasing Corp.

       (Exact name of registrant as specified in its charter)



       Delaware                     1-5728                 51-0074022
(State or other jurisdiction     (Commission        (IRS Employer
     of incorporation)            File number)      Identification No.)



              One Rollins Plaza, Wilmington, Delaware      19803
             (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code     (302) 426-2700
















ITEM 5.   OTHER EVENTS.

     On Tuesday, February 15, 2000, Registrant sold $75,000,000 of its 8.0% Collateral Trust Debentures, Series V, due February 15, 2003 and $75,000,000 of its 8.375% Collateral Trust Debentures, Series W, due February 15, 2007, (the "Debentures") pursuant to the terms of an Underwriting Agreement dated February 10, 2000 and as set forth on Form S-3 with Registration Statement No. 333-95501. Registration Statement No. 333-95501 was filed on January 27, 2000 and became effective on January 31, 2000. A Preliminary Prospectus Supplement and a Prospectus Supplement were both filed with the Commission on February 14, 2000. The terms and provisions of the Debentures as well as the rights of the Debentureholders, the obligations of the Registrant and the duties of the Trustee are set forth in the Registrant's Collateral Trust Indenture dated as of March 21, 1983, as supplemented and amended by a Third Supplemental Indenture thereto dated as of February 20, 1986, by the Eighth Supplemental Indenture dated as of May 15, 1990, by the Seventeenth Supplemental Indenture dated as of March 10, 1997 and as last supplemented by the Twenty-first and Twenty-second Supplemental Indentures each dated as of February 15, 2000, between the Registrant and First Union National Bank, as Trustee.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

        (i) Twenty-first Supplemental Indenture dated as of February 15, 2000 to the Collateral Trust Indenture dated as of March 21, 1983, as supplemented and amended by a Third Supplemental Indenture thereto dated as of February 20, 1986, the Eighth Supplemental Indenture dated as of May 15, 1990 and the Seventeenth Supplemental Indenture dated as of March 10, 1997, between the Registrant and First Union National Bank, as Trustee.


        (ii) Twenty-second Supplemental Indenture dated as of February 15, 2000 to the Collateral Trust Indenture dated as of March 21, 1983, as supplemented and amended by a Third Supplemental Indenture thereto dated as of February 20, 1986, the Eighth Supplemental Indenture dated as of May 15, 1990 and the Seventeenth Supplemental Indenture dated as of March 10, 1997, between the Registrant and First Union National Bank, as Trustee.


        (iii) Underwriting Agreement dated February 10, 2000 between the Registrant and Chase Securities Inc. and J.P. Morgan Securities Inc., with Chase Securities Inc. acting as representative of the Underwriters, covering the purchase by the Underwriters from the







Registrant of $75,000,000 of its 8.0% Collateral Trust Debentures, Series V, due February 15, 2003 and $75,000,000 of its 8.375%
Collateral Trust Debentures, Series W, due February 15, 2007.



                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Rollins Truck Leasing Corp.



DATE:  February 16, 2000      BY: /s/ Patrick J. Bagley
                                  Patrick J. Bagley
                                  Vice President-Finance and Treasurer